3Q20 Earnings Presentation   October 30, 2020

Disclaimer   IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only.   Forward-Looking Statements   This presentation contains forward-looking statements. These forward-looking statements include assumptions about expense control measures, debt capitalization and liquidity, customer demand,   competitive landscape and product trends, level of customer assistance requests, the ongoing expansion of the Verge Credit product and contributions from ancillary card products, financial   performance of our Canadian business for the remainder of 2020 and 2021, and contributions from Katapult. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,”   “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking   statements. Our ability to achieve these forward-looking statements is based on certain assumptions and judgments, including the effects on our business of the COVID-19 pandemic, its impact on   our ability to continue to service our customers, actions of the government to stimulate the economy, our revenue and overall financial performance and the manner in which we are able to conduct   our operations, the performance of Katapult, increases in charge-offs in light of the impact of the COVID-19 pandemic, our ability to execute on our business strategy and our ability to accurately   predict our future financial results. These assumptions and judgments may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and   involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There are important factors both within and outside of   our control that could cause our actual results to differ materially from those in the forward-looking statements. These factors include the impact of COVID-19 and government reaction thereto on the   macro-economic environment and how that may impact our customers and other parties with whom we do business, our dependence on third-party lenders to provide the cash we need to fund our   loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; our dependence on third-party   lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; actions of regulators and the negative impact of those actions on our business; our   ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations;   ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties could lead to errors in judging customers’ qualifications to   receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct   business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers; disruption caused by employee or third-party theft and errors in our   stores as well as other factors discussed in our filings with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not place undue reliance on forward-   looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason.   Non-GAAP Financial Measures   In addition to the financial information prepared in conformity with U.S. GAAP, we provide in this presentation certain “non-GAAP financial measures,” including: Adjusted Net Income (Net Income   from continuing operations minus certain non-cash and other adjusting items); Adjusted Earnings Per Share (Adjusted net income divided by diluted weighted average shares outstanding); Adjusted   EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); Gross Combined Loans Receivable (includes loans originated by third-party lenders through CSO programs which are   not included in our consolidated financial statements); and Adjusted Return on Average Assets. Such measures are intended as a supplemental measure of the Company’s performance that are not   required by, or presented in accordance with, GAAP. The Company presents Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and   Adjusted Return on Average Assets because it believes that, when viewed with the Company’s GAAP results and the accompanying reconciliation, such measures provide useful information for   comparing the Company’s performance over various reporting periods as they remove from the Company’s operating results the impact of items that the Company believes do not reflect its core   operating performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets are not substitutes for net   earnings, cash flows provided by operating activities or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted Net Income, Adjusted Earnings   Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets. Although the Company believes that Adjusted Net Income, Adjusted Earnings Per Share,   Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets can make an evaluation of its operating performance more consistent because they remove items that   do not reflect its core operations, other companies in the Company’s industry may define Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable   and Adjusted Return on Average Assets differently than the Company does. As a result, it may be difficult to use Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross   Combined Loans Receivable and Adjusted Return on Average Assets to compare the performance of those companies to the Company’s performance. Adjusted Net Income, Adjusted Earnings Per   Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets should not be considered as measures of the income generated by the Company’s business or   discretionary cash available to it to invest in the growth of its business. The Company’s management compensates for these limitations by reference to its GAAP results and using Adjusted Net   Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets as supplemental measures. Reconciliation of non-GAAP   metrics to the closest comparable GAAP metrics included within Exhibit 99.1 on Form 8-K filed on October 29, 2020, slides 14-15 and within the Supplemental Tables to the CURO Q3 2020   Conference Call at https://ir.curo.com/events-and-presentations.   The presentation is confidential and may not be reproduced, redistributed, published or passed on to any other person, directly or indirectly, in whole or in part, for any purpose. This document may   not be removed from the premises, and by accepting this document and attending the presentation, you agree to be bound by the foregoing limitations. If this document has been received in error it   must be returned immediately to us.   2

Third Quarter 2020 Highlights (1)   3   Customer trends   2020 Loan Application Volume (week ended) Loan Balances (2)   Balance sheet and credit Financial performance   ($ in millions)   2020 Transaction Mix (week ended)   Payment Assistance Provided (week ended)   (loan count)   Cash Balances   Early-stage delinquencies   Revenue   Adjusted EBITDA (3)   Adjusted EPS (3)   $615   $677   $731 $743   $620   $491   $537   $0   $150   $300   $450   $600   $750   $83 $92   $62 $75   $139   $269   $207   $0   $50   $100   $150   $200   $250   $300   ($ in millions)   $0   $100   $200   $300   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20   Revenue Net revenue   ($ in millions)   $0.80   $0.52   $0.71   $0.80$0.77   $0.53   $0.27   $0.00   $0.20   $0.40   $0.60   $0.80   $1.00   1Q192Q193Q194Q191Q202Q203Q20   ($ in millions)   $73   $54   $67 $68 $66   $51   $36   10%   15%   20%   25%   30%   $0   $20   $40   $60   $80   1Q192Q193Q194Q191Q202Q203Q20   Adjusted EBITDA   Adjusted EBITDA (%)   YoY   Change   -40%   -30%   -20%   -10%   0%   10%   20%   0%   2%   4%   6%   8%   10%   Early Stage Delinquencies   YoY Change in Early Stage Delinquencies   (1) All amounts other than December 31, 2019 Cash and Loan Balances Unaudited   (2) Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs.   (3) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within pages 11 and 12 of Exhibit 99.1 to Form 8-K filed on October 29,   2020, slide 15 of this presentation and within the Supplemental Tables to the CURO Q3 2020 Conference Call at https://ir.curo.com/events-and-presentations.   -   2,000   4,000   6,000   8,000   10,000   U.S. Canada   30%   40%   50%   60%   70% Intern t Store   20%   40%   60%   80%   100%   120%   140%

Customers are Managing their Finances Prudently   4   2020 Loan Application Volumes (indexed to week of 3/7)   2020 Loan Approval Rates (indexed to week of 3/7)   Pre-COVID financial health, lockdowns, pandemic-induced uncertainty and stimulus = low demand   2020 Loan Originations (indexed to week of 3/7)   9/6/2020   9/13/2020   9/20/2020   0%   20%   40%   60%   80%   100%   2019 202050   100%   150%   200%   2019 2020   0%   50%   100%   150%   20   2019 2020

2020 weekly delinquent loans as percentage of total (excluding Single Pay loans)   5   Customers are Managing their Finances Prudently (cont’d)   YoY Change in   Past Due AR   Past Due   AR %   -35%   -30%   -25%   -20%   -15%   -10%   -5%   0%   5%   10%   15%   0%   5%   10%   15%   20%   1-30 DPD 31-60 DPD 61+ DPD YOY Change in Past Due

YOY sequential change in loan balances affects provision comps   6   Allowance coverage reflects continued uncertainty levels   ($ in millions)   Allowance for loan losses as a percentage of loans by product (1)   Provision for loan losses by product   0%   5%   10%   15%   20%   25%   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20   Unsecured Installment Unsecured Installment - CSO Secured Installment Open-End Single-Pay   (1) Includes the Allowance for Loan Losses for Company Owned Loans and Liability for Loans Guaranteed by the Company under CSO programs   1   $61 $62 $69 $68 $53   $24 $25   $7 $8   $9 $11   $10   $7 $3   $25 $29   $31   $38   $41   $21 $22   $8   $12   $15   $12   $10   -$3   $5   -$20   $0   $20   $40   $60   $80   $100   $120   $140   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20   Unsecured Installment Secured Installment Open-End Single-Pay

Core Operating Expense Trends (1)   7   Continuing to Manage Expenses Carefully   • Lowered operating expenses across several major categories starting mid-March   • Reduced advertising and variable compensation costs, froze hiring, suspended merit   increases and drove savings from work-from-home initiatives   • Realized greater than targeted $11 million to $13 million in cost savings vs. operating   plan in Q3 2020   • Expense control measures to remain in place until business volume normalizes   • Third quarter advertising increase in response to reopening efforts   ($ in millions)   (1) Adjusted Non-Advertising Costs and Adjusted Corporate, district and other excludes Depreciation and Amortization and other expenses excluded in reconciliation Net Income to Adjusted   Net Income. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included on slide 14.   $0   $25   $50   $75   $100   $125   $150   $175   $200   $225   $250   $275   $300   $325   $350   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 YTD 2019 YTD 2020   Advertising Adjusted NACOPS Adjusted Corporate, district and other Total Core Costs

8   Canada Market Comparisons   CURO’s business in Canada is proving very   resilient   Canadian competitor GSY P/E multiples   $0   $20   $40   $60   $80   $100   $120   $140   $160   $180   2018 2019 2020E 2021E   Net revenue Adj. EBITDA   (US $ in millions) GSY share price = $67.50 (CAD 10/28/20)   • Only two real competitors of comparable scale   • Best direct comparable company is goeasy Ltd   (TSX:GSY)   • Canada has a more stable, federally defined   regulatory market for multi-payment loans,   resulting in higher multiples than U.S. peers   • CURO’s Open-end loans reach both sub-prime   and near-prime customers   (2)(2)   (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics on slide 15.   (2) Estimates based on company forecasts; Canada Adjusted EBITDA calculated as segment operating income plus $5 million of Depreciation and   Amortization, $15 million and $12 million of interest expense in 2020 and 2021, respectively and any foreign currency exchange rate impacts   (3) FactSet consensus estimates for goeasy’s Adjusted EPS as of October 28, 2020   (1)(1)   19.0x   13.1x   10.0x   9.0x   0x   4x   8x   12x   16x   20x   2018 2019 2020E 2021E   EPS (3) $3.56 $5.17 $6.73 $7.48

Strong Debt Capitalization and Liquidity   9   Note: Debt balances are reflected net of deferred interest costs. Subtotals may not sum due to   rounding.   (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within   pages 11 and 12 of Exhibit 99.1 to Form 8-K filed on October 29, 2020 and within the   Supplemental Tables to the CURO Q3 2020 Conference Call at https://ir.curo.com/events-and-   presentations.   (2) Net Debt excludes U.S. and Canada SPV debt.   (3) The Non-Recourse U.S. SPV Facility (“U.S. SPV”) was entered into on April 8, 2020.   Concurrent with the closing, we drew $35.2 million on the facility. The Non-Recourse U.S. SPV   Facility initially provided for $100.0 million of borrowing capacity and, on July 31, 2020,   additional commitments were obtained increasing capacity to $200.0 million. As a result of the   increase in commitments, interest now accrues at an annual rate of one-month LIBOR (with a   floor of 1.65%) plus 6.25% on balances up to $145.5 million. Balances over that amount   accrue interest at an annual rate of one-month LIBOR (with a floor of 1.65%) plus 9.75%.   Proven Access to Diverse Funding Sources   Well-positioned Funding for Growth Supported by High-Quality Partners   Strong Liquidity with Stable Leverage   ($ in millions)   $695   $765   $877 $877   $977   $1,077    $-   $200   $400   $600   $800   $1,000   $1,200   12/31/2016 12/31/2017 12/31/2018 12/31/2019 6/30/2020 9/30/2020   Senior Notes U.S. SPV Commitment (3)   Canada SPV Commitment U.S. Revolver Capacity   Canada Revolver Capacity   ($ in millions) 2016 2017 2018 2019   Unrestricted cash 182.9$ 153.5$ 61.2$ 75.2$ 138.7$ 269.3$ 205.1$   Total Liquidity 205.6$ 363.4$ 299.2$   LTM adjusted ROAA   (1) 11.3% 11.3% 10.9% 13.2% 11.6% 11.1% 8.8%   Debt / LTM adjusted   EBITDA   (1) 3.2x 3.0x 3.7x 3.0x 3.1x 3.2x 3.6x   Net Debt / LTM adjusted   EBITDA   (2) 2.7x 2.5x 3. x 2.6x 2.8x 2.7x 3.1x   December 31, March, 31   2020   June 30,   2020   Sept 30,   2020   Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4   Senior Notes 8.25%   U.S. SPV    (3)   1-Mo LIBOR + 6.25%   (3)   Canada SPV 3-Mo CDOR + 6.75%   U.S. Revolver 1-Mo LIBOR + 5.00%   Canada Revolver   Canada Prime   Rate +1.95%   Interest Rate Counterparties   Maturity Dates   2020 2021 2022 2023 2024 2025

COVID-19 Customer Care Plan Reinforces our Commitment to   Service and Responsible Lending   10   Waived 260k Returned Item   fees saving customers   over $6.3 million   Cashed stimulus checks   worth $67 million free of   charge saving customers   over $1.1 million   26k Due Date Changes, and   over 10k Payment Plans   Over $5.2 million of   Payments Waived on 24k   accounts   Through October 25, 2020, we have provided substantial financial support to our customers in the form of   Payment Waivers, Due Date Changes and Payment Plans on over 77,000 loans or 15% of our active loans   Committed $500,000 to   Frontline Foods to help   feed healthcare workers

Stimulus Support Impacts Non-prime Consumers   11   Year-over-year percent change in U.S. personal income (3)   (1) JPMorgan Chase Institute, “The unemployment benefit boost: Initial trends in spending and saving when the $600 supplement ended;” October 2020   (2) Opportunity Insights; Consumer spending data based on credit and debit card spending from Affinity Solutions; Employment data based on payroll data from Paychex and Intuit, timesheet data from Kronos and   worker-level data from Earnin   (3) Bureau of Economic Analysis and Moody's Investors Service   Note: Current transfer receipts includes the impact of various stimulus measures   Personal income rises as earnings decline   Percent Change in Change in Consumer Spending (2) Percent Change in Employment (2)   • Lower-income consumers are increasing spending the most despite being the most impacted by job losses   • Spending by the unemployed increased by 22% upon receipt of unemployment benefits then declined by 14% in   August with the expiration of the $600 supplement. (1)   • The unemployed roughly doubled their liquid savings over the four-month period between March and July 2020 but   then spent two-thirds of the accumulated savings in August alone. (1)   -40%   -35%   -30%   -25%   -20%   -15%   -10%   -5%   0%   5%   10%   Low Income Middle Income High Income   (Indexed to January 2020)   -45%   -40%   -35%   -30%   -25%   -20%   -15%   -10%   -5%   0%   5%   Low Wage   (<$27K)   Middle Wage   ($27K-$60K)   High Wage   (>$60K)   (Indexed to January 2020)   -10%   -5%   0%   5%   10%   15%   20%   25%   Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20   Earnings Current transfer receipts Personal income

Trends to Watch for the Remainder of the Year   12   • Continued increase in customer demand as reopening initiatives progress in both   Canada and U.S.   • Potential additional stimulus measures impacting demand and credit trends   • Seasonal demand lift from holiday shopping activity   • Canada to continue to weather the impact of Covid-19 successfully   • Competitive landscape changes creating growth opportunities   • Smaller, branch-only competitors are under considerable stress   • Prime and near-prime lenders have tightened their credit boxes   • Canadian open-end loan product continues its growth trajectory   • Customer assistance requests remaining low and stable with recent levels   • Continued transaction mix shift toward online in U.S. and Canada   • Ongoing expansion of Verge Credit product   • Now offered in 14 U.S. states, up from 10 in 2Q20 and four in 1Q20   • Growing contributions from ancillary card products and Katapult   • Marketing and discretionary expenses remaining low until customer demand improves

Appendix

Core Operating Expense Reconciliation   14   ($Millions)   (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within pages 11 and 12 of Exhibit 99.1 to Form 8-K filed on October 29, 2020 and within the Supplemental Tables to the   CURO Q3 2020 Conference Call at https://ir.curo.com/events-and-presentations.   (2) Prior to our acquisition of Ad Astra in January 2020, costs associated with this third party collection entity were classified within Non-advertising costs of providing services. Subsequent to acquisition, direct costs   related to Ad Astra and are classified within Corporate, district and other, consistent with our internal collection costs.   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 YTD 2019 YTD 2020   Corporate, district and other 49.1$ 35.3$ 38.7$ 37.1$ 42.8$ 36.8$ 36.7$ 123.0$ 116.2$   Less:   Depreciation and Amortization 2.1 1.8 1.8 1.8 1.9 1.9 1.8 5.8 5.6   Share-based compensation   (1)   2.2 2.6 2.8 2.7 3.2 3.3 3.4 7.6 9.9   Legal and other   (1)   1.8 - 0.9 2.2 1.1 0.9 1.4 2.6 3.5   U.K. related costs   (1)   7.8 0.7 0.3 - - - - 8.8 -   Canada GST Adjustment   (1)   - - - - - 2.2 - - 2.2   Add:   Reclass Ad Astra pre-acquisition   (2)   4.7 3.7 3.6 3.6 - - - 11.9 -   Adjusted Corporate, district and other 62.3$ 58.3$ 60.3$ 60.3$ 55.4$ 49.6$ 49.3$ 180.9$ 154.2$   Non-advertising costs of providing services 62.3$ 58.3$ 60.3$ 60.3$ 55.4$ 49.6$ 49.3$ 180.9$ 154.2$   Less:   Depreciation 2.8 2.8 2.8 2.7 2.6 2.6 2.5 8.4 7.7   Reclass Ad Astra pre-acquisition   (2)   4.7 3.7 3.6 3.6 - - - 11.9 -   Adju ted Non-advertising costs of providing services 54.8$ 51.8$ 54.0$ 54.0$ 52.7$ 47.0$ 46.7$ 160.6$ 146.5$   Advertising 7.8$ 12.8$ 16.4$ 16.4$ 12.2$ 5.8$ 14.4$ 37.0$ 32.4$   Adjusted Non-advertising costs of providing services 54.8 51.8 54.0 54.0 52.7 47.0 46.7 160.6 146.5   Adjusted Corporate, district and other 62.3 58.3 60.3 60.3 55.4 49.6 49.3 180.9 154.2   Total Core Costs 124.9$ 122.9$ 130.8$ 130.7$ 120.3$ 102.3$ 110.4$ 378.5$ 333.0$

Canada Adjusted EBITDA Reconciliation   15   ($Millions)   Canada Income Statement   Revenue 228.3$ 191.9$   Provision for losses 76.4 73.0   Net revenue 151.8 118.9   Advertising costs 6.7 10.5   Non-advertising costs of providing services 69.5 67.8    Total cost of providing services 76.2 78.3   Gross margin 75.7 40.6   Corporate, district and other 21.9 19.6   Interest expense 10.4 4.0   Total operating expense 32.4 23.6   Segment operating income 43.3 17.0   Interest expense 10.4 4.0   Depreciation and amortization 4.8 4.5   EBITDA 58.6 25.5   Legal and related costs (1) - 0.1   Other adjustments (1) 0.3 0.3   Adjusted EBITDA 58.9 25.9$   Adjusted EBITDA Margin 25.8% 13.5%   2019 2018   For the year ended   December 31,   (1) For a description of legal and related costs and other adjustments used in the reconciliation to Adjusted EBITDA, refer to the Supplemental   Tables to the CURO Q3 2020 Conference Call at https://ir.curo.com/events-and-presentations